File No. 33-23512, 811-5629
                                                      Filed under Rule 497(e)
The GCG Trust


                      Prospectus Supplement

                        December 29, 1997


                        Supplement to the
               Prospectus dated May 1, 1996 for
                             the

             Market Manger Series of The GCG Trust

Effective immediately, Robert F. Bowman will assume responsibility for the day-to-day portfolio management activities for the Market Manager Series.

Mr. Bowman has served as the senior portfolio manager responsible for the day-to-day management of the Limited Maturity Bond Series of The GCG Trust since August, 1996. Mr. Bowman has been employed by the Port-folio Manager as a Managing Director since 1986. He joined Equitable Investment Services, Inc., the Portfolio Manager of the Market Manager Series, as Executive Vice President in 1986, and has over 18 years of direct investment experience.

This supplement should be retained with your Prospectus for the Market Manager Series of The GCG Trust.